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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
METALS USA, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 19, 2004

To Our Stockholders:

        On behalf of the Board of Directors, I cordially invite you to attend the Annual Meeting of Metals USA, Inc. to be held on Monday, May 17, 2004, at 9:00 a.m., local time, at the Millenium Hilton, 55 Church Street, New York, New York. Proxy materials, which include a Notice of the Meeting, Proxy Statement and proxy card, are enclosed with this letter. Our Form 10-K, which is not a part of the proxy materials, is also enclosed and provides additional information regarding our business operations and financial results for the year ended December 31, 2003.

        We hope that you will be able to attend the Annual Meeting. Whether you plan to attend or not, please execute and return the proxy card in the enclosed envelope, or vote electronically as described on the proxy card, so that your shares will be represented. Your vote is important. If you are able to attend the meeting in person, you may revoke your proxy and vote your shares in person. If your shares are not registered in your own name and you would like to attend the meeting, please ask the broker, trust, bank or other nominee that holds the shares to provide you with evidence of your share ownership.

        We are pleased to offer stockholders the opportunity to receive future annual reports and proxy materials electronically over the Internet. You can consent to participate in this program in the future as described on the enclosed proxy card.

        We look forward to seeing you at the meeting.

Sincerely,
C. Lourenco Goncalves Chief Executive Officer and President

One Riverway Suite 1100 Houston, Texas 77056 Tel (713) 965-0990 Fax (713) 965-0067 Toll Free (888)871-8701

Metals USA, Inc.
One Riverway, Suite 1100
Houston, Texas 77056

NOTICE OF 2004 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 17, 2004

TO THE STOCKHOLDERS:

        The 2004 Annual Meeting of Stockholders of Metals USA, Inc. will be held at the Millenium Hilton, 55 Church Street, New York, New York at 9:00 a.m., local time, on Monday, May 17, 2004, for the following purposes:

  1.
  To elect nine directors, each of whom will hold office until the 2005 Annual Meeting or until his successor has been qualified and elected.

  2.
  To ratify the selection of Deloitte & Touche L.L.P. as our independent accountants for 2004.

  3.
  To transact such other business as may properly be brought before the meeting or any adjournment thereof.

        Only record holders of our common stock at the close of business on April 9, 2004 are entitled to notice of and to vote at the meeting. We urge you to sign and date the enclosed proxy card and return it promptly by mail in the enclosed envelope, or vote electronically as described on the proxy card, whether or not you plan to attend the meeting in person. If you do attend the meeting in person, you may withdraw your proxy and vote personally on all matters brought before the meeting.

By Order of the Board of Directors,

John A. Hageman Secretary
Houston, Texas April 19, 2004

One Riverway Suite 1100 Houston, Texas 77056 Tel (713) 965-0990 Fax (713) 965-0067 Toll Free (888)871-8701

METALS USA, INC.
One Riverway, Suite 1100
Houston, Texas 77056

PROXY STATEMENT

MEETING OF STOCKHOLDERS
TO BE HELD MAY 17, 2004

GENERAL

        We are furnishing this proxy statement in connection with the solicitation of proxies by the Board of Directors of Metals USA, Inc., a Delaware corporation, for use at our Annual Meeting of Stockholders to be held at the Millenium Hilton, 55 Church Street, New York, New York at 9:00 a.m., local time, on Monday, May 17, 2004, and any postponement or adjournment thereof. We are holding the Annual Meeting for the purposes described in the accompanying Notice of 2004 Annual Meeting of Stockholders. We are mailing this proxy statement, the accompanying proxy card and the Notice of 2004 Annual Meeting of Stockholders on or about April 19, 2004. When we use the terms "we", "our", "us", or "Metals USA" in this proxy statement, we are referring to Metals USA, Inc.

RECORD DATE AND VOTING SECURITIES

        The Board of Directors has fixed the close of business on April 9, 2004 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. At the close of business on April 9, 2004, 20,173,910 shares of our common stock, par value $.01 per share, were outstanding and entitled to vote. We have no other outstanding classes of voting securities. Each share of our common stock has one vote. A proxy will be voted in the manner specified on the proxy, or if no manner is specified, will be voted in favor of the proposals set forth in the attached notice.

        We cannot hold the Annual Meeting unless a quorum equal to a majority of the outstanding shares of our common stock is represented (in person or by proxy) at the meeting. If there are not sufficient shares represented at the Annual Meeting to constitute a quorum, we may postpone or adjourn the Annual Meeting to permit us to solicit additional proxies. If you have returned valid proxy instructions or attend the meeting in person, your shares will be counted to determine whether there is a quorum, even if you wish to abstain from voting on any or all matters introduced at the meeting. "Broker non-votes" (which result when a broker holding shares for a beneficial owner has not received timely voting instructions on certain matters from such beneficial owner) are not considered "shares present" and will not be counted toward attendance by a quorum.

        The election of directors and the ratification of auditors will be determined by a plurality of the votes cast at the meeting. Accordingly, abstentions will have no effect on the outcome of the election of directors. Cumulative voting for the election of directors is not permitted.

REVOCATION OF PROXY

        Giving the enclosed proxy does not preclude your right to vote in person if you so desire. If you submit a proxy, you may revoke it at any time before the vote by:

  •
  notifying our corporate secretary, John A. Hageman, in writing of such revocation;

  •
  signing a subsequent proxy and sending it to Mr. Hageman; or

  •
  attending the Annual Meeting in person and voting in person.

        Any notices or subsequent proxies sent to Mr. Hageman should be directed to the following address:

      John A. Hageman, Secretary
      Metals USA, Inc.
      One Riverway, Suite 1100
      Houston, Texas 77056

If you submit a proxy and attend the meeting to vote in person, you must notify Mr. Hageman at the Annual Meeting of your intention to vote in person at the Annual Meeting.

SOLICITATION EXPENSES

        We will bear the expense of preparing, printing and mailing proxy solicitation materials. In addition to solicitation of proxies by mail, certain of our directors, officers, representatives or employees may solicit proxies, personally and by telephone. None of these persons will receive any additional or special compensation for doing so, other than reimbursement for reasonable out-of-pocket expenses. We will, upon request, reimburse banks, brokers and other nominees for their reasonable expenses in sending proxy materials to their principals and obtaining their proxies.

        We are mailing our Form 10-K to all stockholders entitled to vote at the Annual Meeting, which does not constitute part of the proxy solicitation materials.

PROPOSAL 1—ELECTION OF DIRECTORS

        Our certificate of incorporation requires that our Board of Directors consist of at least seven directors. Consistent with our bylaws, our Board of Directors has expanded the number of directors from seven to nine, effective May 17, 2004. Nine directors are standing for election at the Annual Meeting, seven of whom are current directors whose terms expire at the 2004 Annual Meeting. The current directors standing for re-election are:

• Eugene I. Davis	• John G. Leckie, Jr.
• Daniel W. Dienst	• Gerald E. Morris
• John T. DiLacqua, Jr.	• Charles P. Sanida
• C. Lourenco Goncalves

        In addition, the Board of Directors has nominated James E. Bolin and Scott M. Tepper to stand for election as new members of our Board of Directors.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF ALL NOMINATED DIRECTORS. EACH PROXY WILL BE VOTED FOR THE ELECTION OF THESE NOMINEES UNLESS INSTRUCTIONS TO THE CONTRARY ARE INDICATED IN SUCH PROXY.

INFORMATION REGARDING DIRECTOR NOMINEES

        Eugene I. Davis, 49, has been one of our directors since October 2002. From November 2002 until February 2003, Mr. Davis served in the Office of the Chairman as our Co-President and Chief Executive Officer. Mr. Davis is the Chairman and Chief Executive Officer of Pirinate Consulting Group, L.L.C., a position he has held since 1999, and the Chairman and Chief Executive Officer of RBX Industries, Inc., a manufacturer and distributor of foam products, a position he has held from September 2001 to November 2003. Mr. Davis served as the Chief Restructuring Officer for RBX Industries from January 2001 to September 2001. Mr. Davis has served on the CFN Liquidating Trust Committee for the former Contifinancial Corporation and its affiliates since April 2001. Mr. Davis also currently serves as a director for Eagle Geophysical, Inc., Tipperary Corporation, Metrocall Holdings, Inc., Aquis Wireless Communications, Inc., Knology, Inc. and Conti.

        Daniel W. Dienst, 38, has been the chairman of our Board of Directors since October 2002. From November 2002 until February 2003, Mr. Dienst served in the Office of the Chairman as our Co-President and Chief Executive Officer. Mr. Dienst is the President and Chief Executive Officer of Metal Management, Inc., a position he has held since January 2004. From May 2000 to January 2004, Mr. Dienst served as a Managing Director of the Corporate and Leveraged Finance Group of CIBC World Markets Group. From January 1999 through April 2000, Mr. Dienst held various positions within CIBC, including Executive Director of the High Yield/Financial Restructuring Group. From October 1995 to March 1998, Mr. Dienst served in various capacities with Jefferies & Company, Inc., most recently as its Vice President, Corporate Finance/Restructurings. Mr. Dienst has served on the board of directors of Metal Management since June 2001 and has been Chairman since April 1, 2003.

        John T. DiLacqua, Jr., 51, has been one of our directors since October 2002. Mr. DiLacqua has served as the President, Chief Executive Officer and director of Envirosource, Inc. since 1999. From 1997 to 1998, Mr. DiLacqua served as President of the U.S. Ferrous Division of Philip Services. Mr. DiLacqua served as President of the Luria Brothers Division of Connell Limited Partnership, one of the largest companies in the ferrous scrap recycling industry, from 1994 to 1997, and served as Vice President of Finance and Administration of Luria Brothers from 1990 to 1994. Mr. DiLacqua has also served on the board of directors of Metal Management, Inc. since 2001 and of Russell-Stanley from 2001 until February 2004.

        C. Lourenco Goncalves, 46, has been our President and Chief Executive Officer and one of our directors since February 2003. Mr. Goncalves served as President and Chief Executive Officer of California Steel Industries, Inc. from March 1998 to February 2003. From 1981 to 1998, he was employed by Companhia Siderurgica Nacional, where he held positions as a managing director, general superintendent of Volta Redonda Works, hot rolling general manager, cold rolling and coated products general manager, hot strip mill superintendent, continuous casting superintendent and quality control manager. Mr. Goncalves is a metallurgical engineer with a Masters degree from the Federal University of Minas Gerais State and a bachelor's degree from the Military Institute of Engineering in Rio de Janeiro, Brazil.

        John G. Leckie, Jr., 66, has been one of our directors since October 2002. Mr. Leckie currently serves as a publicly-elected supervisor for the Dunes Community Development District and as a principal of Tourguidemike LLC. Mr. Leckie formerly served for 41 years with Alcoa, Inc., including the positions of President of Tifton Aluminum Company and Executive Vice President of Alcoa Extruded Construction Products. Mr. Leckie is Chairman of our Compensation Committee.

        Gerald E. Morris, 72, has been one of our directors since October 2002. Mr. Morris currently serves as the President and Chief Executive Officer of Intalite International N.V., a diversified holding company with investments primarily in the metals fabrication industry. Mr. Morris also serves as a director and as chairman of the audit committee of Beacon Trust Company. Mr. Morris previously served as Chairman of the board of directors of Allmet Building Products, which we acquired in 1999. Mr. Morris has previously served as a director of Rexel, Inc. and Tivoli Industries, Inc., and as trustee of the Blanchard Group of Funds. Mr. Morris is a certified public accountant and Chairman of our Audit Committee. Mr. Morris also serves as a director of Metal Management, Inc., a position he has held since January 2004.

        Charles P. Sanida, 70, has been one of our directors since October 2002. Mr. Sanida is the President and Chief Executive Officer of Carlisle, Inc., a plant operations and management consulting firm, a position he has held since May 2002. Mr. Sanida was in the steel industry with several major steel corporations for 42 years, with involvement in all aspects of the industry, including steel production, product manufacture, sales, marketing and distribution. From 1989 until April of 2002, Mr. Sanida held various senior management positions within IPSCO, Inc. and/or IPSCO Steel Inc., including President, Executive Vice President and Chief Operating Officer, Senior Vice President and Chief Technology Officer, and chairman of several subsidiaries.

        Scott M. Tepper, 43, has been President of Horizon Natural Resources since April 2003, Acting Chief Executive Officer since May 2003, Chief Restructuring Officer since October 2002 and a member of Horizon's Board of Directors since May 2002. Previously, he was Vice Chairman and Acting Chief Operating Officer of Bio-Plexus, Inc., a medical device company, from October 2000 to July 2002. He is the founder and principal of KST Consulting, a healthcare consulting firm. From 1992 to 1996, Mr. Tepper served as acting Chief Operating Officer of FoxMeyer Canada.

        James E. Bolin, 45, has served as Managing Director of the Credit Research and Analysis Group at Citadel Investment Group, L.L.C., Chicago, Illinois, since 2003. Prior to joining Citadel, Mr. Bolin was a partner in Appaloosa Management L.P., a New Jersey-based hedge fund which he joined in 1995. From 1989 to 1995, Mr. Bolin was a Vice President at Goldman Sachs & Co. in the roles of Proprietary Trader, Director of Corporate Bond Research, and High Yield Analyst. Mr. Bolin serves as a director of Inamed Corporation, a medical device manufacturer.

INFORMATION REGARDING THE BOARD OF DIRECTORS

MEETINGS

        In 2003, the Board of Directors met seven times. In addition to Board meetings, directors attended meetings of separate committees of the Board. In 2003, all directors attended at least 75% of the meetings of the Board and committees on which they serve. The Board of Directors has two standing committees.

COMMITTEES OF THE BOARD

        Audit Committee.    The Audit Committee met five times in 2003. Its members are Gerald E. Morris (Chairman), John T. DiLacqua, Jr. and John G. Leckie, Jr., each of whom has been determined by our Board to be "independent," as defined under federal securities laws and the NASDAQ listing requirements. The Audit Committee:

  •
  makes recommendations to the Board of Directors with respect to our independent auditors;

  •
  reviews the scope of the annual audit and meets periodically with our independent auditors to review their findings and recommendations;

  •
  reviews quarterly financial information and earnings releases prior to dissemination to the public;

  •
  approves major accounting policies or policy changes; and

  •
  oversees our management's review of principal internal controls to assure that we are maintaining a sound and effective system of financial controls.

The Audit Committee operates under a written charter adopted by our Board of Directors, a copy of which is attached as Appendix A to this proxy statement. Please see "Report from the Audit Committee."

        Compensation Committee.    The Compensation Committee met eight times in 2003. Its members are John G. Leckie, Jr. (Chairman), John T. DiLacqua, Jr., Gerald E. Morris and Charles P. Sanida. The Compensation Committee:

  •
  periodically determines the amount and form of compensation and benefits payable to all principal officers and certain other management personnel; and

  •
  administers our incentive compensation plan.

Please see "Report of Compensation Committee on Executive Compensation."

        Nominations.    Our Board of Directors does not have a standing nominating committee or a committee performing similar functions. The Board believes that such a committee is not necessary because of the process through which the Board considers director nominees. Our independent directors have established desired qualification, background and selection criteria for director nominees, which include:

  •
  Education and senior management or board level experience that provides knowledge of business, financial, governmental or legal matters that are relevant to our business or to our status as a publicly owned company;

  •
  Demonstrated ability to make independent analytical inquiries;

  •
  An understanding and appreciation of the duties and responsibilities of a director of a publicly owned company, including SEC reporting responsibilities;

  •
  A reputation for personal and professional ethics, integrity and values, and for practical wisdom and mature judgment; and

  •
  Willingness and ability to devote sufficient available time to be able to effectively fulfill the duties and responsibilities of a director.

        Prior to each annual meeting (and at any other applicable time), the independent directors make recommendations to the full Board prior to each annual meeting concerning all nominees that meet the criteria for Board membership, whether nominated by directors, shareholders or others. The Board will consider all director candidates recommended by holders of common stock in accordance with our bylaws, which require timely delivery of any such nomination and all biographical and other information required with respect to such nominee under SEC filing requirements. Messrs. Tepper and Bolin, the two persons standing for election at the Annual Meeting who are not standing for re-election were recommended by Citadel Limited Partnership.

DIRECTOR COMPENSATION

        Office of the Chairman.    During the first quarter of 2003, Messrs. Dienst and Davis served in our Office of the Chairman, for which we paid Mr. Dienst $75,000 and Mr. Davis $55,000. Neither of them received any other compensation as a director during that time other than reimbursement for out of pocket expenses.

        Annual Retainer Fees.    During 2003, we paid each non-employee director other than Mr. Dienst a quarterly retainer of $10,000 ($40,000 annual). Because of his service in the Office of the Chairman, Mr. Davis did not receive this fee for the first quarter. Because Mr. Dienst serves as Chairman of the Board (a non-executive position), we paid him a quarterly retainer fee of $50,000 for the last three quarters of 2003 ($150,000 total). We paid the chairs of the Audit Committee and the Compensation Committee an additional quarterly retainer of $2,500 ($10,000 annual), and each other member of those committees received an additional quarterly retainer of $1,250 ($5,000 annual). In 2004 we will pay Mr. Dienst a quarterly retainer of $37,500 ($150,000 annual) in his capacity as Chairman.

        Meeting Fees.    In 2003, we paid each non-employee director a fee of $2,000 for each board or committee meeting attended in person and $1,000 for each board or committee meeting attended by teleconference. Mr. Dienst and Mr. Davis did not receive meeting fees during their service in the Office of the Chairman. If board or committee meetings are held on the same day, only one fee is paid.

        Option or Stock Awards.    In April 2003, we granted each non-employee Director other than Mr. Dienst an initial stock option grant of 22,500 shares, and we granted Mr. Dienst an initial stock option grant of 75,000 shares. We make annual stock option grants of 7,500 shares (25,000 in the case of Mr. Dienst) to non-employee directors on November 1 of each year. Messrs. Tepper and Bolin and any other newly-elected directors each will receive an initial stock option grant of 22,500 shares upon election to the Board and an annual stock option grant of 7,500 shares upon each subsequent reelection. All such stock options have an exercise price equal to 110% of our common stock's fair market value on the date of grant and vest ratably over three years from the date of grant. All such options owned by a director vest immediately if that director is not reelected.

        Other Benefits/Compensation.    We reimburse directors for their reasonable expenses in attending board meetings. We also typically compensate directors on the basis of $2,000 per diem plus out-of-pocket expenses for special projects and work assignments requiring time commitments that are determined by the Board to be in excess of those typically expected or required of Board or committee members.

        Mr. Goncalves is the only director who is also an employee of ours, and he does not receive any additional compensation for serving on the Board of Directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table shows the ownership of Metals USA common stock as of April 1, 2004 by (1) each director and director nominee, (2) each executive officer, (3) all executive officers and directors as a group, and (4) each person known to us to beneficially own more than 5% of our outstanding common stock. Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares beneficially owned.

Beneficial Owner(1)	Number of Shares Beneficially Owned(2)	Warrants	Number of Shares That May be Acquired within 60 Days by Exercise of Options	Percentage
Citadel Limited Partnership(3)	4,668,141	7,305	0	23%
Brandywine Asset Management, LLC(4)	1,175,400	0	0	5.8%
C. Lourenco Goncalves	24,000	0	100,002	*
Terry L. Freeman	28,475	6,817	0	*
John A. Hageman	17,204	7,254	0	*
Daniel W. Dienst	15,000	0	25,000	*
Charles P. Sanida	7,500	0	7,500	*
E.L. Thompson	4,883	1,615	0	*
William R. Bennett	2,000	0	0	*
John G. Leckie, Jr.	2,000	0	7,500	*
Gerald E. Morris(5)	5,000	10,053	7,500	*
Eugene I. Davis	0	0	7,500	*
John T. DiLacqua, Jr.	0	0	7,500	*
All executive officers and directors as a group (10 persons)	106,062	25,739	162,502	1.5%

*
Less than 1%.

(1)
Unless otherwise indicated, the address of each person listed is c/o Metals USA, Inc., One Riverway, Suite 1100, Houston, Texas 77056.

(2)
Excludes shares that may be acquired through exercise of warrants or options.

(3)
c/o Citadel Investment Group, LLC, 131 S. Dearborn St., 32nd Floor, Chicago, IL 60603. Shared voting power of the aggregate amount beneficially owned by Citadel Limited Partnership, GLB Partners, L.P., Citadel Investment Group, L.L.C., Kenneth Griffin, Citadel Wellington Partners, L.P., Citadel Distressed and Credit Opportunity Fund Ltd., Citadel Kensington Global Strategies Fund Ltd., Citadel Credit Trading Ltd and Citadel Equity Fund Ltd.

(4)
Three Christina Centre, St. 1200, 201 N. Walnut Street, Wilmington, DE 19801. Shared voting power of the aggregate amount beneficially owned by various accounts managed by Brandywine Asset Management, LLC.

(5)
Warrants held in the name of Intalite International, Inc., of which Mr. Morris is the sole owner.

EXECUTIVE OFFICERS

        The Board elects our executive officers annually at its first meeting following each annual meeting of our stockholders. Information concerning Mr. Goncalves is set forth above under "Information Regarding Director Nominees." Information concerning other executive officers is set forth below.

        Terry L. Freeman, 53, became Senior Vice President and Chief Financial Officer in January 2003. Prior to that time, Mr. Freeman served as Senior Vice President and Chief Accounting Officer since May 2001 and as Vice President and Chief Accounting Officer since July 1997.

        John A. Hageman, 49, became Senior Vice President, Chief Legal Officer and Secretary in April 1997. From 1987 through 1997, Mr. Hageman was Senior Vice President of Legal Affairs, General Counsel and Secretary of Physician Corporation of America. From 1981 to 1987, Mr. Hageman was a partner with a law firm in Wichita, Kansas.

        Robert C. McPherson, III, 40, became Senior Vice President-Business Development on March 31, 2003. Prior to joining us, Mr. McPherson was employed at California Steel Industries, Inc. ("CSI") from 1989 until March 2003. Mr. McPherson served in a number of capacities at CSI, most recently having served as Treasurer and Controller from 1996 until 2003, Assistant Treasurer from 1992 until 1996, and as Cash Management Administrator from 1989 until 1992.

        E.L. Thompson, 60, became Senior Vice President in May 2001 and is responsible for the operations of our Building Products Group. From 1995 until 2001, he served as President of Allmet Building Products, Inc., one of our subsidiaries.

        William R. Bennett, 57, became Senior Vice President on November 1, 2002 and is responsible for the operations of our Plates and Shapes Group. Mr. Bennett served as President, CEO and COO of Levinson Steel Company from 1991 until 1998. After we acquired Levinson Steel Company, Mr. Bennett remained its president until 1999. From 1971 until 1987, Mr. Bennett served in various capacities at DuBose Steel, Inc., a private steel company, including serving as its CEO from 1983 to 1988.

COMPENSATION OF EXECUTIVE OFFICERS

        The following table summarizes certain information concerning compensation earned by our Chief Executive Officer and each of our four other most highly compensated executive officers during 2001, 2002 and 2003.

		Annual Compensation					Long-Term Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)		Other Annual Compensation ($)		Restricted Stock Awards ($)(9)	Number of of Options Granted(10)		All Other Compensation ($)(11)
Daniel W Dienst(1) Former Co-President	2003 2002 2001	75,000 75,000 —	— — —		— — —		— — —	25,000 75,000 —	(2)	— — —
Eugene I. Davis(1) Former Co-President	2003 2002 2001	55,000 55,000 —	— — —		— — —		— — —	7,500 22,500 —	(2)	— — —
C. Lourenco Goncalves(3) President and CEO	2003 2002 2001	342,528 — —	339,600 — —	(4)	— — —		8,000 — —	300,000 — —	(5)	42,949 — —
E.L. Thompson Senior Vice President	2003 2002 2001	275,177 248,352 253,529	194,800 180,000 —	(4)	— 221,696 —	(6)	4,000 — —	50,000 — —		3,317 43,832 4,980
William R. Bennett(7) Senior Vice President	2003 2002 2001	289,000 48,167 —	194,800 — —	(4)	— — —		4,000 — —	25,000 — —		528 130 —
Terry L. Freeman Senior Vice President	2003 2002 2001	268,942 207,200 201,413	194,800 14,213 12,750	(4)	— 150,000 —	(6)	4,000 — —	50,000 — 15,000	(8)	1,949 28,207 4,545
John A. Hageman Senior Vice President	2003 2002 2001	259,769 232,200 226,293	194,800 15,407 20,000	(4)	— 168,750 —	(6)	4,000 — —	50,000 — 100,000	(8)	4,291 33,495 7,200

(1)
For their service in our Office of the Chairman from November 2002 through February 2003, Mr. Dienst and Mr. Davis received quarterly fees of $75,000 and $55,000 respectively, for the fourth quarter of 2002 and the first quarter of 2003.

(2)
Options granted in January 2004 that begin vesting in November 2004.

(3)
Became President and CEO in February 2003.

(4)
Includes fair market value of the stock grants made February 1, 2004: (a) Mr. Goncalves—$39,600 and (b) Messrs. Thompson, Bennett, Freeman and Hageman—$19,800.

(5)
Each increment of 100,000 options has a strike price of $4.75, $9.50 and $14.25, respectively.

(6)
Payment received under the Key Employee Retention Plan approved by the Bankruptcy Court on June 2, 2002.

(7)
Became Senior Vice President in November 2002.

(8)
All options granted prior to October 31, 2002 were terminated.

(9)
All stock grants vest 1/3 annually beginning February 2004.

(10)
All options vest 1/3 annually and have a five year term.

(11)
Includes the value of (a) contributions to 401(k) plans, (b) premiums paid for term life insurance for the benefit of the insured and (c) relocation expenses paid. The amounts described in clauses (a), (b) and (c) above for each of the above officers paid in 2003 are set forth below:

	(a)	(b)	(c)
C. Lourenco Goncalves	—	2,261	40,688
Edward L. Thompson	—	3,317	—
William R. Bennett	—	528	—
Terry L. Freeman	—	1,949	—
John A. Hageman	—	4,291	—

STOCK OPTIONS

INDIVIDUAL OPTION GRANTS IN 2003

        The following table presents information regarding stock options granted to certain executive officers during 2003.

Name	Number of Securities Underlying Options Granted	Percent of Total Options Granted to Employees in 2003	Exercise Price	Expiration Date	Present Value at Grant Date(1)
Daniel W. Dienst	75,000	11.5%	$3.08	11/1/2007	$0.89
Eugene I. Davis	22,500	7.8%	$3.08	11/1/2007	$0.89
C. Lourenco Goncalves	100,000	15%	$4.75	2/24/2008	$1.16
	100,000	15%	$9.50	2/24/2008	$0.41
	100,000	15%	$14.25	2/24/2008	$0.18
Edward L. Thompson	50,000	8%	$4.75	7/1/2008	$1.24
William R. Bennett	25,000	4%	$4.75	7/1/2008	$1.24
Terry L. Freeman	50,000	8%	$4.75	7/1/2008	$1.24
John A. Hageman	50,000	8%	$4.75	7/1/2008	$1.24

(1)
Computed using the Black-Scholes model, with the following assumptions: (a) expected price volatility, 62%; (b) risk free rate of return, 5.21%; (c) expected dividend yield, 0%; and (d) expected life of the option, 4 years.

YEAR END 2003 OPTION VALUES

        The following table presents information regarding unexercised options held by certain executive officers as of December 31, 2003. None of those officers exercised options during 2003.

	Number of Unexercised Options at December 31, 2003		Value of Unexercised "In-the-Money" Options at December 31, 2003(1)
Name
	Exercisable	Unexercisable	Exercisable	Unexercisable
Daniel W. Dienst.	25,000	50,000	$174,750	$349,500
Eugene I. Davis	7,500	15,000	$52,425	$104,850
C. Lourenco Goncalves	0	100,000	0	$532,000
	0	100,000	0	$57,000
	0	100,000	0	0
E.L. Thompson	0	50,000	0	$266,000
William R. Bennett	0	25,000	0	$133,000
Terry L. Freeman	0	50,000	0	$266,000
John A. Hageman	0	50,000	0	$266,000

(1)
Options are "in-the-money" if the closing market price of our common stock exceeds the exercise price of the options. The exercise price of the options granted in 2002 to Messrs. Dienst (covering 75,000 shares) and Davis (22,500 shares) is $3.08 per share. The exercise prices of the options granted in 2003 to Mr. Goncalves are as follows: 100,000 shares at $4.75 per share; 100,000 shares at $9.50 per share; and 100,000 shares at $14.25 per share. The exercise price of the options granted in 2003 to Messrs. Thompson (50,000 shares), Bennett (25,000 shares), Hageman (50,000 shares), and Freeman (50,000 shares) is $4.75 per share. The closing price of one share of our common stock on the AMEX on December 31, 2003 was $10.07.

EMPLOYMENT AGREEMENTS

        Messrs. Bennett and Goncalves are our only executive officers with employment agreements..

        Effective November 2002, we entered into an employment agreement with Mr. Bennett, providing for an initial annual base salary of $280,000 together with a minimum annual bonus of $70,000 for the calendar years 2003 and 2004. The employment agreement has an initial term through 2004 and a secondary term through 2005 unless we or Mr. Bennett do not renew the agreement at the end of the initial term. If the agreement terminates because of Mr. Bennett's disability, he will receive an amount equal to his base salary for one year or the remainder of the term of the employment agreement, whichever is greater, provided that such amount will be reduced by any disability insurance payments made to Mr. Bennett. If we terminate Mr. Bennett's employment without cause, Mr. Bennett will receive in one lump sum the greater of (i) the base salary and bonus to which he is entitled for the remainder of the term of the agreement or (ii) $350,000. If Mr. Bennett dies during the term of his employment agreement, then the agreement will immediately terminate, and no severance compensation is required to be paid to his estate. If we undergo a change in control (defined to include, among other events, sale of more than 50% of the operations of the Plates and Shapes Group), Mr. Bennett will receive in one lump sum the greater of (i) the base salary and bonus to which he is entitled for the remainder of the term of the agreement or (ii) his total compensation over the 12 months prior to such change in control. The employment agreement contains a covenant not to compete with us for a period of twelve months immediately following the termination of his employment.

        Effective February 2003, we entered into an employment agreement with Mr. Goncalves, providing for an initial annual base salary of $375,000 together with a performance bonus as determined annually by the Board in its sole discretion. The employment agreement is for a term of three years, and unless terminated or not renewed by us or not renewed by Mr. Goncalves, the term will continue thereafter on a year-to-year basis on the same terms existing at the time of renewal. If the agreement terminates because of Mr. Goncalves' disability, he will receive an amount equal to his then current salary for one year or the remainder of the term of the employment agreement, whichever is greater; provided that such amount will be reduced by any disability insurance payments made to Mr. Goncalves. If we terminate his employment without cause, Mr. Goncalves will receive an amount equal to his then current salary for two years. In either case, payment is due in one lump sum on the effective date of termination. If Mr. Goncalves dies during the term of his employment agreement, then the agreement will immediately terminate, and no severance compensation is required to be paid to his estate. If Mr. Goncalves (a) has his employment terminated without cause within three months prior or twelve months after we undergo a change in control (defined to include, among other events, sale of the three product groups) or (b) terminates his employment voluntarily for certain specific reasons, Mr. Goncalves will receive in one lump sum the greater of (i) the base salary to which he is entitled under the agreement or (ii) two years of his current base salary. The employment agreement contains a covenant not to compete with us for a period of two years immediately following the termination of his employment.

COMPENSATION COMMITTEE INTERLOCKS
AND INSIDER PARTICIPATION

        In 2003, the members of the Compensation Committee were Messrs. Leckie, DiLacqua, Morris and Sanida, none of whom is a current or former employee or officer of ours. The Compensation Committee has neither interlocks nor insider participation.

REPORT OF COMPENSATION COMMITTEE
ON EXECUTIVE COMPENSATION

        The Compensation Committee of our Board of Directors determines the amount and form of compensation and benefits payable to our Chief Executive Officer and certain other executive officers. The Compensation Committee currently consists of four members, none of whom is a current or former employee or officer of ours.

        Section 162(m) of the Internal Revenue Code of 1986 places a limit of $1,000,000 on the amount of compensation that we may deduct in any year with respect to our CEO and our four other highest paid executive officers. Certain performance-based compensation and certain other compensation that has been approved by stockholders are not subject to the deduction limit. We have qualified certain compensation paid to the executive officers for deductibility under Section 162(m), including compensation expenses related to options granted through 2003 pursuant to our 2002 Long-Term Incentive Plan. To the extent that compensation payments to the applicable executive officers and compensation expense related to options subsequently granted to those individuals exceed the Section 162(m) limitations in any year, such expense would not be deductible. We may from time to time pay compensation to our executive officers that may not be deductible.

COMPENSATION PHILOSOPHY

        In November 2002 the Compensation Committee adopted its Charter, which was ratified by the Board. Pursuant to this Charter, the Compensation Committee executes and monitors an executive compensation structure designed to achieve short and long term financial objectives, build shareholder value and reward executives for our performance. Our executive compensation philosophy was initially designed to attract, retain and motivate executives who would drive our emergence from bankruptcy and return us to profitability. The Compensation Committee believes that offering a total rewards package should consist of three components: base salary, annual bonus potential and stock-based incentives.

BASE SALARY

        Base salaries were set at levels which the Compensation Committee believes were competitive relative to similar positions at companies of comparable size in our industry.

SHORT-TERM INCENTIVE COMPENSATION

        Our executive bonus program provides for annual cash awards based on personal and financial objectives. The objectives for the CEO and other corporate officers in 2003 were primarily related to emerging from bankruptcy, returning us to profitability, and positioning us to be a leader in our industry.

LONG-TERM INCENTIVE COMPENSATION

        In October 2002, in conjunction with our Chapter 11 Plan of Reorganization, the Board of Directors and our unsecured creditors approved our 2002 Long-Term Incentive Plan. In determining the number of stock options or stock grants to be awarded to a particular person under that plan, the Compensation Committee considers that person's employment position, his or her performance in that position, other compensation received by that individual and industry comparisons.

        This report is furnished by the Compensation Committee of the Board of Directors.

                    John G. Leckie, Jr., Chairman
                    John T. DiLacqua, Jr.
                    Charles P. Sanida
                    Gerald E. Morris

STOCK PERFORMANCE GRAPH

        The following performance graph compares the cumulative total stockholder return on our common stock with the cumulative total return of the Standard & Poor's 500 Index, the Russell 2000 Index and a peer group index comprised of Gibralter Steel Corp. (ROCK), Reliance Steel & Aluminum Co. (RS), Ryerson Tull, Inc. (RT), Worthington Industries, Inc. (WOR), A.M. Castle & Co. (CAS), Steel Technologies, Inc. (STTX) and Olympic Steel, Inc. (ZEUS). The cumulative total return computations set forth below assume the investment of $100 in our common stock, the Standard & Poor's 500 Index, the Russell 2000 Index and the peer group. In June 2003, our common stock began trading on the American Stock Exchange under the ticker symbol "MLT" and in March 2004, our common stock began trading on the NASDAQ under the ticker symbol "MUSA".

REPORT FROM THE AUDIT COMMITTEE

        The following is the report of our Audit Committee with respect to our audited financial statements for the year ended December 31, 2003. The information contained in this report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any Metals USA filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference in such filing.

REVIEW WITH MANAGEMENT

        The Audit Committee has reviewed and discussed our audited financial statements with our management.

REVIEW AND DISCUSSIONS WITH INDEPENDENT AUDITORS

        The Audit Committee has discussed with Deloitte & Touche, LLP, our independent auditors, the matters required to be discussed by SAS 61 (Codification of Statements on Accounting Standards) including (1) methods used to account for any significant unusual transactions; (2) the effect of significant accounting policies in any controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (3) the process used by management in formulating any particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates; and (4) any disagreements with management over the application of accounting principles, the basis for management's accounting estimates and the disclosures in the financial statements.

        The Committee has also received written disclosures and the letter from Deloitte & Touche, LLP required by Independence Standards Board Standard No. 1 (which relates to the accountant's independence from us and our related entities) and has discussed with Deloitte & Touche, LLP their independence from us.

CONCLUSION

        Based on the review and discussions referred to above, the Committee recommended to our Board of Directors that our audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2003.

        This report is furnished by the Audit Committee of the Board of Directors.

                    Gerald E. Morris, Chairman
                    John T. DiLacqua, Jr.
                    John G. Leckie, Jr.

CODE OF CONDUCT

        In June 1999, we adopted a Code of Conduct and in February 2004, our Board of Directors approved a revised Code of Conduct, which applies to all of our officers, directors and employees. This Code of Conduct is posted on our website at www.metalsusa.com. In conjunction with the preparation of this Code of Conduct, we also implemented in 2003 a "hotline" for employees, vendors, customers and shareholders who may be aware of illegal or unethical acts or conduct. This "hotline" may be accessed through www.mysafeworkplace.com or by calling toll free 1-800-461-9330. The "hotline" may be used as a means for shareholders or others to send communications directly to the Board of Directors. We encourage anyone aware of illegal or unethical conduct involving Metals USA to report such conduct through the hotline.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        In connection with our 2002 reorganization, we entered into a registration rights agreement with the Citadel Group pursuant to which we filed a registration statement with the SEC and thus registered for resale certain shares of our common stock owned by the Citadel Group. We must cause this registration statement to remain effective (subject to suspension during certain specified periods) until all such shares have been resold or, if earlier, October 31, 2005. We are also required to permit the inclusion of such shares on a "piggyback" basis in certain other registration statements that we file. We are required to pay all costs of our compliance with the registration rights agreement and the reasonable fees and expenses of a single counsel for holders of such shares in connection therewith.

        As a part of the Reorganization Plan, Mr. Dienst was appointed to the Board of Directors. Mr. Dienst was employed by CIBC World Markets Corp. ("CIBC"), which served as the financial advisor to the Creditors Committee. CIBC was issued 154,710 shares of Common Stock and received cash payment of $1.2 million for financial advisory fees associated with the Chapter 11 Proceedings. Mr. Dienst disclaims beneficial ownership of the shares of Common Stock received by CIBC. In January 2004, Mr. Dienst resigned from CIBC and became Chairman and CEO of Metal Management, Inc.

        The Board of Directors have adopted a resolution which requires the advance approval by a majority of disinterested members of the Board of Directors with respect to all related party transactions.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

        In addition to performing the audit of our consolidated financial statements, Deloitte & Touche, LLP provided various other services to us during 2002 and 2003, including in connection with our Chapter 11 reorganization in 2002. The following table summarizes the aggregate fees billed to Metals USA by Deloitte & Touche, LLP (in millions of dollars):

	2003	2002
Audit Fees(a)	.9	1.5
Tax Fees(b)	1.0	.4
All Other Fees(c)	.1	.1

Total	2.0	2.0
  (a)
  Fees for audit services billed in 2003 and 2002 consisted of:

  •
  Audit of the Company's annual financial statements

  •
  Reviews of the Company's quarterly financial statements

  (b)
  Fees for tax services billed in 2003 and 2002 consisted of tax compliance and tax planning and advice:

  •
  Fees for tax compliance services. Tax compliance services are services rendered based upon facts already in existence or transactions that have already occurred to document, compute, and obtain government approval for amounts to be included in tax filings and consisted of:

  i.
  Federal, state and local income tax return assistance

  ii.
  Sales and use, property and other tax return assistance

  iii.
  Requests for technical advice from taxing authorities

  iv.
  Assistance with tax audits and appeals

  v.
  Fees for tax planning and advice services totaled $0.5 million and less than $0.1 million in 2003 and 2002, respectively. Tax planning and advice are services rendered with respect to proposed transactions or that alter a transaction to obtain a particular tax result. Such services consisted primarily of intra-group restructuring and bankruptcy related matters.

  (c)
  Other fees billed in 2003 and 2002 included audit of employee benefit plans and consulting services relating to a property insurance claim in 2001.

Memo: Ratio of Tax Planning and Advice Fees and All Other Fees to Audit Fees, Audit-Related Fees and Tax Compliance Fees	1.2:1	.3:1

In considering the nature of the services provided by Deloitte, the Audit Committee determined that such services are compatible with the provision of independent audit services. The Audit Committee discussed these services with the independent auditor and Company management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the U.S. Securities and Exchange Commission (the "SEC") to implement the Sarbanes-Oxley Act of 2002, as well as the American Institute of Certified Public Accountants.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Our directors, officers and beneficial owners of more than 10% of our common stock are required to file reports of ownership and reports of changes in ownership with the SEC and NASDAQ. Directors, officers and beneficial owners of more than 10% of our common stock are also required to furnish us with copies of all such reports. Based on our review of copies of such forms, we believe directors, executive officers and greater than 10% beneficial owners complied with all filing requirements during 2003.

ANNUAL REPORTS

        Our Annual Report to stockholders accompanies this Proxy Statement. We filed our Annual Report on Form 10-K for the year ended December 31, 2003 with the SEC on March 26, 2004. A copy of the Form 10-K, including any financial statements and schedules and a list describing any exhibits not contained therein, accompanies this Proxy Statement and a copy may also be obtained without charge to any stockholder. Written requests for copies of the report should be directed to John A. Hageman, Secretary, Metals USA, Inc., One Riverway, Suite 1100, Houston, Texas 77056.

PROPOSAL 2—RATIFICATION OF EXTERNAL AUDITORS

        Unless otherwise specified by our stockholders, proxies will be voted in favor of the ratification of the appointment by the Audit Committee of our Board of Directors of Deloitte & Touche LLP as our independent accountants for 2004. Deloitte & Touche LLP has been our auditor since June 2002. A representative of Deloitte & Touche LLP will be present at the meeting and will be available to respond to questions by stockholders and will be given an opportunity to make a statement if that representative desires to do so.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT ACCOUNTANTS FOR 2004. EACH PROXY WILL BE VOTED FOR SUCH RATIFICATION UNLESS INSTRUCTIONS TO THE CONTRARY ARE INDICATED IN SUCH PROXY.

DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS

        Proposals of stockholders intended to be presented at our 2005 Annual Meeting of Stockholders must be received by our Secretary no later than December 15, 2004, and must otherwise comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934.

        Under our bylaws, nominations for the election of directors may be made by any stockholder entitled to vote in the election of directors, but only if written notice of such stockholder's intent to make such nominations has been received by our Secretary at our principal executive office not less than 60 days nor more than 90 days prior to the first anniversary date of the immediately preceding annual meeting; provided, however, that in the event the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which we first make public announcement of the date of such meeting. The stockholder's notice must set forth: (i) with respect to each proposed nominee, name, age, business and residential address, principal occupation or employment, class and number of shares of our common stock beneficially owned, a description of all arrangements or understandings between such stockholder and such nominee, any other information that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A of the Securities Exchange Act of 1934, as amended, such other information as we may reasonably require to determine the eligibility of such nominee to serve as a director and such nominee's written consent to serve as a director if so elected; (ii) with respect to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (iii) with respect to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (1) the name and address of such stockholder, as they appear on our books, and of such beneficial owner and (2) the class and number of shares of our common stock which are owned beneficially and of record by such stockholder and such beneficial owner.

OTHER MATTERS

        The Board of Directors knows of no matters that are expected to be presented at the Annual Meeting other than those described in this proxy statement. Should any other matter properly come before the Annual Meeting, however, the persons named in the form of proxy accompanying this proxy statement will vote all shares represented by proxies in accordance with their best judgment on such matters.

        The prompt return of your enclosed proxy will be appreciated. Therefore, whether or not you expect to attend the meeting, please sign and date the enclosed proxy and return it in the enclosed postage paid envelope.

By Order of the Board of Directors
John A. Hageman Secretary
Houston, Texas April 19, 2004

APPENDIX A

METALS USA, INC.

AUDIT COMMITTEE CHARTER

FORM OF CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS
OF METALS USA, INC.

        This Charter identifies the purpose, composition, meeting requirements, committee responsibilities, annual evaluation procedures and investigations and studies of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of Metals USA, Inc., a Delaware corporation (the "Company").

I.    PURPOSE

        The Committee has been established to: (a) assist the Board in its oversight responsibilities regarding (1) the integrity of the Company's financial statements, (2) the Company's compliance with legal and regulatory requirements, (3) the independent accountant's qualifications and independence and (4) the performance of the Company's internal audit function; (b) prepare the report required by the United States Securities and Exchange Commission (the "SEC") for inclusion in the Company's annual proxy statement; (c) retain and terminate the Company's independent accountant; (d) approve audit and non-audit services to be performed by the independent accountant; and (e) perform such other functions as the Board may from time to time assign to the Committee. In performing its duties, the Committee shall seek to maintain an effective working relationship with the Board, the independent accountant, the internal auditors and management of the Company.

II.    COMPOSITION

        The Committee shall be composed of at least three, but not more than five, members (including a Chairperson), all of whom shall be "independent directors," as such term is defined in the rules and regulations of the SEC and the Nasdaq. The members of the Committee and the Chairperson shall be selected annually by the Board and serve at the pleasure of the Board. A Committee member (including the Chairperson) may be removed at any time, with or without cause, by the Board. The Board may designate one or more independent directors as alternate members of the Committee, who may replace any absent or disqualified member or members at any meetings of the Committee. No person may be made a member of the Committee if his or her service on the Committee would violate any restriction on service imposed by any rule or regulation of the SEC or any securities exchange or market on which shares of the common stock of the Company are traded. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant. The Chairperson shall maintain regular communication with the chief executive officer, chief financial officer, the lead partner of the independent accountant and the manager of the internal audit.

        Except for Board and Committee fees, a member of the Committee shall not be permitted to accept any fees paid directly or indirectly for services as a consultant, legal advisor or financial advisor or any other fees prohibited by the rules of the SEC and the Nasdaq. In addition, no member of the Committee may be an affiliated person1 of the Company or any of its subsidiaries. Members of the Committee may receive their Board and Committee fees in cash, Company stock or options or other in-kind consideration as determined by the Board or the Compensation Committee, as applicable, in addition to all other benefits that other directors of the Company receive. No director may serve on the Committee, without the approval of the Board, if such director simultaneously serves on the audit committee of more than three public companies.

1
The term "affiliated person" is not defined by the Sarbanes-Oxley Act or in the rules of the NYSE or Nasdaq. As some guidance, Rule 12b-2 under the Securities Exchange Act of 1934 defines an "affiliate" of, or a person "affiliated" with, a specified person as a person that "directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified."

III.    MEETING REQUIREMENTS

        The Committee shall meet as necessary, but at least four times each year, to enable it to fulfill its responsibilities. The Committee shall meet at the call of its Chairperson, preferably in conjunction with regular Board meetings. The Committee may meet by telephone conference call or by any other means permitted by law or the Company's Bylaws. A majority of the members of the Committee shall constitute a quorum. The Committee shall act on the affirmative vote of a majority of members present at a meeting at which a quorum is present. Without a meeting, the Committee may act by unanimous written consent of all members. The Committee shall determine its own rules and procedures, including designation of a chairperson pro tempore, in the absence of the Chairperson, and designation of a secretary. The secretary need not be a member of the Committee and shall attend Committee meetings and prepare minutes. The Committee shall keep written minutes of its meetings, which shall be recorded or filed with the books and records of the Company. Any member of the Board shall be provided with copies of such Committee minutes if requested.

        The Committee may ask members of management, employees, outside counsel, the independent accountant or others whose advice and counsel are relevant to the issues then being considered by the Committee, to attend any meetings and to provide such pertinent information as the Committee may request.

        The Chairperson of the Committee shall be responsible for leadership of the Committee, including preparing the agenda, presiding over Committee meetings, making Committee assignments and reporting the Committee's actions to the Board from time to time (but at least once each year) as requested by the Board.

        As part of its responsibility to foster free and open communication, the Committee should meet periodically with management, the internal auditors and the independent accountant in separate executive sessions to discuss any matters that the Committee or any of these groups believe should be discussed privately. In addition, the Committee should meet with the independent accountant and management quarterly to review the Company's financial statements prior to their public release consistent with the provisions set forth below in Section IV. The Committee may also meet from time to time with the Company's investment bankers, investor relations professionals and financial analysts who follow the Company.

IV.    COMMITTEE RESPONSIBILITIES

        In carrying out its responsibilities, the Committee's policies and procedures should remain flexible to enable the Committee to react to changes in circumstances and conditions so as to ensure the Company remains in compliance with applicable legal and regulatory requirements. In addition to such other duties as the Board may from time to time assign, the Committee shall have the following responsibilities:

  A.
  Oversight of the Financial Reporting Processes

  1.
  In consultation with the independent accountant and the internal auditors, review the integrity of the organization's financial reporting processes, both internal and external.

    2.
    Review and approve all related-party transactions.

    3.
    Consider the independent accountant's judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting. Consider alternative accounting principles and estimates.

    4.
    Annually review major issues regarding the Company's auditing and accounting principles and practices and its presentation of financial statements, including the adequacy of internal controls and special audit steps adopted in light of material internal control deficiencies.

    5.
    Discuss with management and legal counsel the status of pending litigation, taxation matters, compliance policies and other areas of oversight applicable to the legal and compliance area as may be appropriate.

    6.
    Meet at least annually with the chief financial officer, the internal auditors and the independent accountant in separate executive sessions.

    7.
    Review all analyst reports and press articles about the Company's accounting and disclosure practices and principles.

    8.
    Review all analyses prepared by management and the independent accountant of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any analysis of the effect of alternative generally accepted accounting principle ("GAAP") methods on the Company's financial statements and a description of any transactions as to which management obtained Statement on Auditing Standards No. 50 letters.2

2
SAS No. 50 provides performance and reporting standards for written reports from accountants with respect to the application of accounting principles to new transactions and financial products or regarding specific financial reporting issues.

  9.
  Review with management and the independent accountant the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company's financial statements.

B.
Review of Documents and Reports

1.
Review and discuss with management and the independent accountant the Company's annual audited financial statements and quarterly financial statements (including disclosures under the section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operation") and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion or review rendered by the independent accountant, considering, as appropriate, whether the information contained in these documents is consistent with the information contained in the financial statements and whether the independent accountant and legal counsel are satisfied with the disclosure and content of such documents. These discussions shall include consideration of the quality of the Company's accounting principles as applied in its financial reporting, including review of audit adjustments (whether or not recorded) and any such other inquires as may be appropriate. Based on the review, the Committee shall make its recommendation to the Board as to the inclusion of the Company's audited consolidated financial statements in the Company's annual report on Form 10-K.

2.
Review and discuss with management and the independent accountant earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies. The Committee need not discuss in advance each earnings release but should generally discuss the types of information to be disclosed and the type of presentation to be made in any earnings release or guidance.

    3.
    Review the regular internal reports to management prepared by the internal auditors and management's response thereto.

    4.
    Review reports from management, the internal auditors and the independent accountant on the Company's subsidiaries and affiliates, compliance with the Company's code(s) of conduct, applicable law and insider and related party transactions.

    5.
    Review with management and the independent accountant any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding the Company's financial statements or accounting policies.

    6.
    Prepare the report required by the rules of the SEC to be included in the Company's annual proxy statement.

    7.
    Submit the minutes of all meetings of the Committee to, or discuss the matters discussed at each Committee meeting with, the Board.

    8.
    Review any restatements of financial statements that have occurred or were recommended. Review the restatements made by other clients of the independent accountant.

  C.
  Independent Accountant Matters

  1.
  Interview and retain the Company's independent accountant, considering the accounting firm's independence and effectiveness and approve the engagement fees and other compensation to be paid to the independent accountant.

  2.
  On an annual basis, the Committee shall evaluate the independent accountant's qualifications, performance and independence. To assist in this undertaking, the Committee shall require the independent accountant to submit a report (which report shall be reviewed by the Committee) describing (a) the independent accountant's internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the accounting firm or by any inquiry or investigations by governmental or professional authorities (within the preceding five years) respecting one or more independent audits carried out by the independent accountant, and any steps taken to deal with any such issues and (c) all relationships the independent accountant has with the Company and relevant third parties to determine the independent accountant's independence. In making its determination, the Committee shall consider not only auditing and other traditional accounting functions performed by the independent accountant, but also consulting, legal, information technology services and other professional services rendered by the independent accountant and its affiliates. The Committee shall also consider whether the provision of any of these non-audit services is compatible with the independence standards under the guidelines of the SEC and of the Independence Standards Board and shall approve in advance any non-audit services to be provided by the independent accountant.

  3.
  Review on an annual basis the experience and qualifications of the senior members of the audit team. Discuss the knowledge and experience of the independent accountant and the senior members of the audit team with respect to the Company's industry. The Committee shall ensure the regular rotation of the lead audit partner and audit review partner as required by law and consider whether there should be a periodic rotation of the Company's independent accountant.

    4.
    Review the performance of the independent accountant and terminate the independent accountant when circumstances warrant.

    5.
    Establish and periodically review hiring policies for employees or former employees of the independent accountant.

    6.
    Review with the independent accountant any problems or difficulties the auditor may have encountered and any "management" or "internal control" letter provided by the independent accountant and the Company's response to that letter. Such review should include:

    (a)
    any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information and any disagreements with management;

    (b)
    any accounting adjustments that were proposed by the independent accountant that were not agreed to by the Company;

    (c)
    communications between the independent accountant and its national office regarding any issues on which it was consulted by the audit team and matters of audit quality and consistency;

    (d)
    any changes required in the planned scope of the internal audit; and

    (e)
    the responsibilities, budget and staffing of the Company's internal audit function.
    7.
    Communicate with the independent accountant regarding (a) alternative treatments of financial information within the parameters of GAAP, (b) critical accounting policies and practices to be used in preparing the audit report and (c) such other matters as the SEC and the Nasdaq may direct by rule or regulation.

    8.
    Periodically consult with the independent accountant out of the presence of management about internal controls and the fullness and accuracy of the organization's financial statements.

    9.
    Oversee the independent accountant relationship by discussing with the independent accountant the nature and rigor of the audit process, receiving and reviewing audit reports and ensuring that the independent accountant has full access to the Committee (and the Board) to report on any and all appropriate matters.

    10.
    Discuss with the independent accountant prior to the audit the general planning and staffing of the audit.

    11.
    Obtain a representation from the independent accountant that Section 10A of the Securities Exchange Act of 1934 has been followed.

  D.
  Internal Audit Control Matters

  1.
  Discuss with management policies with respect to risk assessment and risk management. Although it is management's duty to assess and manage the Company's exposure to risk, the Committee should discuss guidelines and policies to govern the process by which risk assessment and management is handled and review the steps management has taken to monitor and control the Company's risk exposure.

  2.
  Establish regular and separate systems of reporting to the Committee by each of management, the independent accountant and the internal auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

    3.
    Following completion of the annual audit, review separately with each of management, the independent accountant and the internal auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

    4.
    Review with the independent accountant, the internal auditors and management the extent to which changes or improvements in financial or accounting practices have been implemented. This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.

    5.
    Advise the Board about the Company's policies and procedures for compliance with applicable laws and regulations and the Company's code(s) of conduct.

    6.
    Establish procedures for receiving accounting complaints and concerns and anonymous submissions from employees and others regarding questionable accounting matters.

    7.
    Periodically discuss with the chief executive officer and chief financial officer (a) significant deficiencies in the design or operation of the internal controls that could adversely affect the Company's ability to record, process, summarize and report financial data and (b) any fraud that involves management or other employees who have a significant role in the Company's internal controls.

    8.
    Ensure that no officer, director or any person acting under their direction fraudulently influences, coerces, manipulates or misleads the independent accountant for purposes of rendering the Company's financial statements materially misleading.
  E.
  Evaluation of Internal Auditors

  1.
  Review activities, organizational structure and qualifications of the internal auditors.

  2.
  Review and concur in the appointment, replacement, reassignment or dismissal of the manager of internal auditing.

  3.
  Consider and review with management and the manager of internal auditing:

  (a)
  significant findings during the year and management's responses thereto;

  (b)
  any difficulties encountered in the course of internal audits, including any restrictions on the scope of the internal auditors' work or access to required information;

  (c)
  any changes required in the planned scope of the internal auditors' audit plan;

  (d)
  the internal auditors' budget and staffing; and

  (e)
  The internal auditors' compliance with The Institute of Internal Auditors' Standards for the Professional Practice of Internal Auditing.

        While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent accountant.

V.    ANNUAL EVALUATION PROCEDURES

        The Committee shall annually assess its performance to confirm that it is meeting its responsibilities under this Charter. In this review, the Committee shall consider, among other things, (a) the appropriateness of the scope and content of this Charter, (b) the appropriateness of matters presented for information and approval, (c) the sufficiency of time for consideration of agenda items, (d) frequency and length of meetings and (e) the quality of written materials and presentations. The

Committee may recommend to the Board such changes to this Charter as the Committee deems appropriate.

VI.    INVESTIGATIONS AND STUDIES

        The Committee shall have the authority and sufficient funding to retain special legal, accounting or other consultants (without seeking Board approval) to advise the Committee. The Committee may conduct or authorize investigations into or studies of matters within the Committee's scope of responsibilities as described herein, and may retain, at the expense of the Company, independent counsel or other consultants necessary to assist the Committee in any such investigations or studies. The Committee shall have sole authority to negotiate and approve the fees and retention terms of such independent counsel or other consultants.

VII.    MISCELLANEOUS

        Nothing contained in this Charter is intended to expand applicable standards of liability under statutory or regulatory requirements for the directors of the Company or members of the Committee. The purposes and responsibilities outlined in this Charter are meant to serve as guidelines rather than as inflexible rules and the Committee is encouraged to adopt such additional procedures and standards as it deems necessary from time to time to fulfill its responsibilities. This Charter, and any amendments thereto, shall be displayed on the Company's web site and a printed copy of such shall be made available to any shareholder of the Company who requests it.

Adopted by the Audit Committee on November 12, 2002
and approved by the Board of Directors on November 26, 2002.

NOW YOU CAN VOTE YOUR SHARES BY TELEPHONE OR INTERNET!
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Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, and returned your proxy card. To vote by phone or Internet, please follow these easy steps:

TO VOTE BY PHONE	Call toll free 1-877-PRX-VOTE (1-877-779-8683) on a touch tone telephone. Shareholders residing outside the United States, Canada and Puerto Rico should call 1-201-536-8073. Telephone voting will be available until 8:00 a.m., Eastern time, on May 17, 2004.

Use the Control Number located in the gray box on the reverse side. Enter the Control Number and pound signs (#) exactly as they appear.

Follow the recorded instructions.

TO VOTE BY INTERNET	Log on to http://www.eproxyvote.com/musa which will be available until 12:00 midnight, Eastern time, on May 17, 2004.

Follow the instructions on the screen.

You can also elect to receive future shareholder materials electronically at this web site or, simply log onto: http://www.econsent.com/musa and follow the instructions on the screen to receive these materials electronically.

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DETACH HERE

.....................................................................................................................................................................................................

PROXY

METALS USA, INC.
ANNUAL MEETING OF STOCKHOLDERS

Solicited by the Board of Directors of Metals USA, Inc.

The undersigned hereby appoints Robert McPherson and Terry L. Freeman, and each of them individually, as proxies with full power of substitution, to vote all shares of Common Stock of Metals USA, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders thereof to be held on May 17, 2004, or at any adjournment or postponement thereof, as follows:

Any executed proxy which does not designate a vote shall be deemed to grant authority for any item not designated.

SEE REVERSE SIDE

Metals USA, Inc.

C/O EQUISERVE TRUST COMPANY N.A.
P. O. BOX 8220
EDISON, NJ 08818-8220

Your vote is important. Please vote immediately.

	Vote-by-Internet	OR		Vote-by-Telephone

1.	Log on to the Internet and go to http://www.eproxyvote.com/musa		1.	Call toll-free 1-877-PRX-VOTE (1-877-779-8683)
2.	Enter your Voter Control Number listed above and follow the easy steps outlined on the secured website.		2.	Enter your Voter Control Number listed above and follow the easy recorded instructions.

If you vote over the Internet or by telephone, please do not mail your card.
DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

.....................................................................................................................................................................................................

☒ Please mark your votes as in this example.	2223

ALL SHARES WILL BE VOTED AS DIRECTED HEREIN AND, UNLESS OTHERWISE DIRECTED, WILL BE VOTED "FOR" PROPOSAL 1 (ALL NOMINEES), AND IN ACCORDANCE WITH THE DISCRETION OF THE PERSON VOTING THE PROXY WITH RESPECT TO ANY OTHER BUSINESS PROPERLY BROUGHT BEFORE THE MEETING.

METALS USA, INC.

1.	Election of Directors. (Please see reverse)	FOR ALL NOMINEES	FOR ☐	WITHHELD ☐	WITHHELD FROM ALL NOMINEES	Nominees: 1. Eugene I. Davis 2. Daniel W. Dienst 3. John T. DiLacqua, Jr. 4. C. Lourenco Goncalves 5. John G. Leckie, Jr.	6. Gerald E. Morris 7. Charles P. Sanida 8. Scott M. Tepper 9. James E. Bolin to hold office until the 2005 Annual Meeting and until their successors are elected and qualified

INSTRUCTION: to withhold authority to vote for any individual nominee, write the nominee's name in the space provided here.

2.	Ratify Deloitte & Touche, L.L.P. as independent auditors.	FOR ☐	AGAINST ☐	ABSTAIN ☐
Please check the following box if you plan to attend the Annual Meeting of Stockholders in person. ☐

                  YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO A VOTE THEREON.

                  Please sign exactly as name appears on this card. Joint owners should each sign. Executors, administrators, trustees, etc., should give their full titles.

                  Please complete, sign and promptly mail this proxy in the enclosed envelope.

Signature: ________________________ Date: ________ Signature: ________________________ Date: ________

QuickLinks

GENERAL
PROPOSAL 1—ELECTION OF DIRECTORS
INFORMATION REGARDING DIRECTOR NOMINEES
INFORMATION REGARDING THE BOARD OF DIRECTORS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE OFFICERS
COMPENSATION OF EXECUTIVE OFFICERS
STOCK OPTIONS
EMPLOYMENT AGREEMENTS
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
STOCK PERFORMANCE GRAPH
REPORT FROM THE AUDIT COMMITTEE
CODE OF CONDUCT
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
PRINCIPAL ACCOUNTANT FEES AND SERVICES
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
ANNUAL REPORTS
PROPOSAL 2—RATIFICATION OF EXTERNAL AUDITORS
DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS
OTHER MATTERS
APPENDIX A METALS USA, INC. AUDIT COMMITTEE CHARTER
FORM OF CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF METALS USA, INC.